UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005

NORTEM N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-27863	98-0180010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ind. Terrein Bijsterhuizen (Noord) 21-01 POB 250 NL-6600 AG Wijchen The Netherlands
(Address of principal executive offices)

Registrant’s telephone number, including area code: +31 (0)6 2742 0248

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8—Other Events

8.01  Other Events.

On March 24, 2005, Nortem N.V. in liquidation (“Nortem”) announced that it had filed its liquidation accounts and plan of distribution for public inspection with the Dutch Commercial Registry in Arnhem. As described in the liquidation accounts and plan of distribution, Nortem expects the final distribution to its shareholders to be in the range of approximately $1.01 to approximately $1.09 per share, prior to the effect of tax withholding requirements, as discussed in the Current Report on Form 8-K filed by Nortem with the SEC on February 28, 2005. Within two months after the date of the filing of the liquidation accounts and plan of distribution, Nortem’s creditors or other entitled parties may file with the court an opposition to Nortem’s liquidation. Nortem may not make the final liquidating distribution until such two months have passed and there is no opposition to Nortem’s liquidation. The amount of the final liquidating distribution will depend on a number of factors, including the final amount of its liabilities, costs of operations during the liquidation period, other related costs involved in the wind down and liquidation of Nortem. The timing and amount of the final liquidating distribution will be determined by Nortem’s liquidators in accordance with the plan of distribution.

Nortem also announced that The Nasdaq National Market has scheduled a hearing for March 31, 2005 to determine when Nortem’s common stock will be delisted from Nasdaq.  Nortem does not anticipate that its stock will continue to be traded on NASDAQ after March 31, 2005.

Item 9—Financial Statements and Exhibits

9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired. Not applicable.

(b)  Pro Forma Financial Information.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 24, 2005, entitled “Nortem Announces Filing of Liquidation Accounts and Plan of Distribution with Dutch Authorities; Nasdaq Delisting Hearing”, issued by Nortem N.V.

99.2	English translation of Nortem’s Liquidation Accounts and Plan of Distribution as filed with the Dutch Commercial Registry in Arnhem, The Netherlands.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nortem N.V.

Dated: March 29, 2005	By:	/s/ Charles Roffey
Charles Roffey
Principal Executive Officer and Liquidator

Exhibit No.	Description

99.1	Press release, dated March 24, 2005, entitled “Nortem Announces Filing of Liquidation Accounts and Plan of Distribution with Dutch Authorities; Nasdaq Delisting Hearing”, issued by Nortem N.V.

99.2	English translation of Nortem’s Liquidation Accounts and Plan of Distribution as filed with the Dutch Commercial Registry in Arnhem, The Netherlands.